Electronic Articles of Incorporation For

P01000088520
FILED
August 15, 2001
Sec. Of State

GENESIS TECHNOLOGY GROUP, INC

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

GENESIS TECHNOLOGY GROUP, INC

Article II

The principal place of business address:

301 CLEMATIS STREET
SUITE 3124
WEST PALM BEACH, FL. 33401

The mailing address of the corporation is:

301 CLEMATIS STREET
SUITE 3124
WEST PALM BEACH, FL. 33401

Article III

The purpose for which this corporation is organized is:

THE GENERAL NATURE OF THE BUSINESS TO BE TRANSACTED BY THIS CORPORATION SHALL BE TO ENGAGE IN ANY AND ALL LAWFUL BUSINESS PERMITTED UNDER THE LAWS OF THE UNITED STATES AND THE STATE OF FLORIDA.

Article IV

The number of shares the corporation is authorized to issue is:

100,000,000

P01000088520
FILED
August 15, 2001
Sec. Of State

Article V

The name and Florida street address of the registered agent is:

KENNETH D SHENKMAN
301 CLEMATIS STREET
SUITE 3124
WEST PALM BEACH, FL. 33401

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: KENNETH SHENKMAN

Article VI

The name and address of the incorporator is:

KENNETH SHENKMAN
301 CLEMATIS STREET
SUITE 3124
WEST PALM BEACH, FL 33401

Incorporator Signature: KENNETH SHENKMAN

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: P
JAMES WANG
301 CLEMATIS STREET, SUITE 3124
WEST PALM BEACH, FL. 33401

Title: V
KENNETH SHENKMAN
301 CLEMATIS STREET, SUITE 3124
WEST PALM BEACH, FL. 33401

Article VIII

This Corporation may indemnify any director, officer employee or agent of the Corporation to the fullest extent permitted by Florida law

P01000088520
FILED
August 15, 2001
Sec. Of State

Article IX

AFFILIATED TRANSACTIONS
This Corporation expressly elects not to be governed by
by Section 607.0901 of the Florida Business Corporation Act,
as amended from time to time,
relating to affiliated transacactions

Article X

CONTROL SHARE ACQUISITIONS
This Corporation expressly elects not to be governed
by Section 607.0902 of the Florida Business Corporation Act
, as amended from time to time,
relating to control share acquisitions.